UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05497

Western Asset Municipal High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: October 31

Date of reporting period: July 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

FORM N-Q

JULY 31, 2014

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

Schedule of investments (unaudited)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 98.0%
Alabama - 4.1%
Jefferson County, AL, Sewer Revenue	6.000%	10/1/42	$1,120,000	$1,225,414
Jefferson County, AL, Sewer Revenue:
AGM	5.500%	10/1/53	400,000	431,476	(a)
Convertible CAB	0.000%	10/1/50	3,500,000	2,053,310
Subordinated Lien Warrants	6.500%	10/1/53	3,000,000	3,391,380

Total Alabama				7,101,580

Arizona - 1.9%
Pima County, AZ, IDA Revenue, Tucson Electric Power Co.	5.750%	9/1/29	1,000,000	1,013,280
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/37	1,500,000	1,644,210
University Medical Center Corp., AZ, Hospital Revenue	6.250%	7/1/29	500,000	579,035

Total Arizona				3,236,525

California - 7.8%
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	3,000,000	3,046,830	(b)
California State Public Works Board, Lease Revenue, Various Capital Projects	5.125%	10/1/31	1,500,000	1,678,215
California Statewide CDA, Student Housing Revenue:
Provident Group-Pomona Properties LLC	5.600%	1/15/36	505,000	504,353
Provident Group-Pomona Properties LLC	5.750%	1/15/45	360,000	359,471
Inland Valley, CA, Development Agency, Successor Agency Tax Allocation Revenue	5.000%	9/1/44	500,000	532,465
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	2,000,000	2,738,100
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	3,000,000	3,948,690
Redding, CA, Redevelopment Agency, Tax Allocation, Shastec Redevelopment Project	5.000%	9/1/29	600,000	600,126

Total California				13,408,250

Colorado - 4.8%
Colorado Educational & Cultural Facilities Authority Revenue:
Cheyenne Mountain Charter Academy	5.250%	6/15/25	680,000	706,833
Cheyenne Mountain Charter Academy	5.125%	6/15/32	510,000	520,909
Elbert County Charter	7.375%	3/1/35	785,000	785,133
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.125%	11/15/23	4,000,000	4,864,400
Reata South Metropolitan District, CO, GO	7.250%	6/1/37	1,000,000	921,130
Southlands, CO, Metropolitan District No. 1, GO	7.125%	12/1/34	500,000	511,230	(c)

Total Colorado				8,309,635

Delaware - 3.1%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	2,000,000	2,113,960
Sussex County, DE, Recovery Zone Facility Revenue, NRG Energy Inc., Indian River Power LLC	6.000%	10/1/40	3,000,000	3,331,440

Total Delaware				5,445,400

District of Columbia - 2.6%
District of Columbia COP, District Public Safety & Emergency, AMBAC	5.500%	1/1/20	1,895,000	1,900,969
District of Columbia Revenue:
Friendship Public Charter School Inc.	5.000%	6/1/42	2,000,000	2,009,320
KIPP Charter School	6.000%	7/1/33	200,000	229,712

See Notes to Schedule of Investments.

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
District of Columbia - 2.6% (continued)
KIPP Charter School	6.000%	7/1/43	$250,000	$281,750

Total District of Columbia				4,421,751

Florida - 3.8%
Bonnet Creek Resort Community Development District, Special Assessment	7.500%	5/1/34	1,000,000	1,000,190
Martin County, FL, IDA Revenue, Indiantown Cogeneration LP Project	4.200%	12/15/25	1,500,000	1,506,900	(d)
Palm Beach County, FL, Health Facilities Authority Revenue:
Sinai Residences Boca Raton Project	7.500%	6/1/49	400,000	445,200
Sinai Residences Boca Raton Project, Entrance Fee	6.000%	6/1/21	300,000	319,455
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	1,385,000	1,388,310
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	615,000	430,500	(e)
Santa Rosa, FL, Bay Bridge Authority Revenue	6.250%	7/1/28	897,748	386,032	(e)
University of Central Florida, COP, FGIC	5.000%	10/1/25	1,000,000	1,034,070

Total Florida				6,510,657

Georgia - 3.8%
Atlanta, GA, Development Authority Educational Facilities Revenue, Science Park LLC Project	5.000%	7/1/32	2,000,000	2,117,320
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	2,000,000	2,385,540
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	1,000,000	1,136,160
Franklin County, GA, Industrial Building Authority Revenue, Emmanuel College Inc.	6.000%	11/1/32	1,000,000	947,930

Total Georgia				6,586,950

Hawaii - 1.3%
Hawaii State Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co.	6.500%	7/1/39	2,000,000	2,294,420

Illinois - 1.8%
Chicago, IL, Motor Fuel Tax Revenue, AGM	5.000%	1/1/32	1,000,000	1,076,090
Illinois Finance Authority Revenue, Refunding, Chicago Charter School Project	5.000%	12/1/26	1,000,000	1,016,140
Illinois State Finance Authority Revenue, Franciscan Communities Inc.	5.250%	5/15/47	1,000,000	993,720

Total Illinois				3,085,950

Indiana - 2.0%
County of St. Joseph, IN, EDR:
Holy Cross Village Notre Dame Project	6.000%	5/15/26	285,000	291,518
Holy Cross Village Notre Dame Project	6.000%	5/15/38	550,000	555,654
Indiana State Finance Authority Revenue, Private Activity Ohio River Bridges East End Crossing Project	5.000%	7/1/48	2,000,000	2,060,780	(d)
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	7.000%	1/1/44	500,000	547,545	(d)

Total Indiana				3,455,497

Iowa - 3.1%
Iowa State Finance Authority Midwestern Disaster Area Revenue:
Iowa Fertilizer Co. Project	5.000%	12/1/19	500,000	525,930

See Notes to Schedule of Investments.

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Iowa - 3.1% (continued)
Iowa Fertilizer Co. Project	5.250%	12/1/25	$4,540,000	$4,786,023

Total Iowa				5,311,953

Kansas - 0.7%
Salina, KS, Hospital Revenue, Refunding & Improvement Salina Regional Health	5.000%	10/1/22	1,150,000	1,189,664

Kentucky - 1.3%
Owen County, KY, Waterworks System Revenue, Kentucky American Water Co. Project	6.250%	6/1/39	2,000,000	2,228,840

Louisiana - 0.2%
Epps, LA, COP	8.000%	6/1/18	775,000	348,750

Maryland - 2.0%
Maryland State Health & Higher EFA Revenue, Mercy Medical Center	6.250%	7/1/31	3,000,000	3,376,680

Massachusetts - 0.7%
Massachusetts State DFA Revenue, Tufts Medical Center Inc.	6.875%	1/1/41	1,000,000	1,170,230

Michigan - 4.0%
Detroit, MI, Water Supply System Revenue, Senior Lien	5.250%	7/1/41	2,000,000	1,988,480
Gaudior Academy, COP	7.250%	4/1/34	1,000,000	1,005,880
Michigan State Strategic Fund Limited Obligation Revenue:
Evangelical Homes of Michigan	5.250%	6/1/32	500,000	504,430
Evangelical Homes of Michigan	5.500%	6/1/47	750,000	758,010
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	2,000,000	2,580,880	(c)

Total Michigan				6,837,680

Missouri - 2.8%
Missouri State HEFA Revenue:
Lutheran Senior Services	6.000%	2/1/41	500,000	567,960
Lutheran Senior Services	5.000%	2/1/44	750,000	784,598
Refunding, St. Lukes Episcopal	5.000%	12/1/21	1,300,000	1,373,736
St. Louis County, MO, IDA, Senior Living Facilities Revenue, Friendship Village of Sunset Hills	5.875%	9/1/43	2,000,000	2,118,820

Total Missouri				4,845,114

Nebraska - 2.0%
Central Plains Energy Project, NE, Gas Project Revenue, Project #3	5.000%	9/1/42	3,340,000	3,521,228

New Jersey - 6.5%
Gloucester County, NJ, PCFA Revenue, Keystone Urban Renewal, Logan Generating	5.000%	12/1/24	450,000	494,118	(d)
New Jersey State EDA Revenue:
Private Activity-Goethals Bridge Replacement Project	5.375%	1/1/43	1,500,000	1,598,505	(d)
Refunding	6.875%	1/1/37	5,000,000	5,081,950	(d)
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/44	640,000	644,365	(d)
Salem County, NJ, PCFA Revenue, Chambers Project	5.000%	12/1/23	3,000,000	3,326,190	(d)

Total New Jersey				11,145,128

See Notes to Schedule of Investments.

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
New York - 1.3%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	$2,000,000	$2,226,420
New York City, NY, IDA, Civic Facilities Revenue, Special Needs Facilities Pooled Program	8.125%	7/1/19	110,000	110,421

Total New York				2,336,841

Ohio - 1.7%
Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project	7.500%	1/1/30	1,340,000	1,341,836
Miami County, OH, Hospital Facilities Revenue, Refunding and Improvement Upper Valley Medical Center	5.250%	5/15/21	1,500,000	1,603,755

Total Ohio				2,945,591

Oklahoma - 1.4%
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue:
Montereau Inc. Project	6.875%	11/1/23	1,300,000	1,319,981
Montereau Inc. Project	7.125%	11/1/30	1,000,000	1,096,950

Total Oklahoma				2,416,931

Pennsylvania - 2.9%
Monroe County, PA, Hospital Authority Revenue, Pocono Medical Center	5.000%	1/1/27	1,000,000	1,030,090
Montgomery County, PA, IDA Revenue:
Acts Retirement-Life Communities	5.000%	11/15/28	1,400,000	1,498,504
Acts Retirement-Life Communities	5.000%	11/15/29	1,350,000	1,443,123
Philadelphia, PA, Authority for IDR:
Discovery Charter School Inc. Project	6.250%	4/1/37	500,000	515,570
Performing Arts Charter School Project	6.000%	6/15/23	500,000	515,620	(b)

Total Pennsylvania				5,002,907

Puerto Rico - 1.2%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	1,500,000	1,051,890
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/43	1,500,000	986,940

Total Puerto Rico				2,038,830

Tennessee - 1.5%
Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project	5.750%	9/1/37	2,500,000	2,519,250

Texas - 22.8%
Brazos River, TX, Harbor Industrial Development Corp., Environmental Facilities Revenue, Dow Chemical Co.	5.900%	5/1/28	1,500,000	1,619,580	(d)(f)(g)
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/42	2,000,000	2,050,960
Dallas-Fort Worth, TX, International Airport Revenue, Joint Improvement	5.000%	11/1/42	4,000,000	4,169,800	(d)
Grand Parkway Transportation Corp., TX, System Toll Revenue, Convertible Cabs	0.000%	10/1/35	1,500,000	1,077,570	(f)
Gulf Coast, TX, IDA Revenue, Citgo Petroleum Corp. Project	4.875%	5/1/25	1,000,000	1,007,640	(d)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	2,000,000	2,282,520

See Notes to Schedule of Investments.

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Texas - 22.8% (continued)
Houston, TX, Airport System Revenue, Special Facilities, Continental Airlines Inc. Projects	6.125%	7/15/27	$2,750,000	$2,760,863	(d)
Love Field Airport Modernization Corp., TX, Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	6,000,000	6,338,880
New Hope Cultural Education Facilities Finance Corp., TX, Student Housing Revenue, Collegiate Housing Stephenville II LLC, Tarleton State University Project	5.000%	4/1/39	1,165,000	1,212,928
North Texas Tollway Authority Revenue	5.750%	1/1/40	2,500,000	2,784,375
Texas Midwest Public Facility Corp. Revenue, Secure Treatment Facility Project	9.000%	10/1/30	2,000,000	920,000	(e)
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility Partners LLC	6.875%	12/31/39	2,000,000	2,348,020
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	4,000,000	4,780,640
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/28	1,500,000	1,615,575
Texas State Public Finance Authority:
Charter School Finance Corp. Revenue, Cosmos Foundation Inc.	6.200%	2/15/40	1,000,000	1,132,470
Uplift Education	5.750%	12/1/27	1,500,000	1,668,630
West Texas Detention Facility Corp. Revenue	8.000%	2/1/25	1,865,000	1,211,000
Willacy County, TX, PFC Project Revenue, County Jail	7.500%	11/1/25	445,000	446,927

Total Texas				39,428,378

U.S. Virgin Islands - 1.6%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.750%	10/1/37	2,500,000	2,727,250

Virginia - 1.8%
Virginia State Small Business Financing Authority Revenue:
Elizabeth River Crossings OpCo LLC Project	5.250%	1/1/32	1,000,000	1,067,890	(d)
Elizabeth River Crossings OpCo LLC Project	5.500%	1/1/42	2,000,000	2,122,160	(d)

Total Virginia				3,190,050

West Virginia - 1.5%
Pleasants County, WV, PCR, Refunding, County Commission, Allegheny Energy Supply Co., LLC	5.250%	10/15/37	2,500,000	2,561,775

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $158,764,192)				168,999,685

SHORT-TERM INVESTMENTS - 0.9%
Florida - 0.1%
Highlands County, FL, Health Facilities Authority Revenue, Hospital Adventist Health System	0.050%	11/15/33	200,000	200,000	(h)(i)

Massachusetts - 0.2%
Massachusetts State HEFA Revenue, Partners Healthcare Systems, SPA-JPMorgan Chase	0.050%	7/1/27	400,000	400,000	(h)(i)

Mississippi - 0.3%
Mississippi State Business Finance Commission Gulf Opportunity Revenue, Chevron U.S.A. Inc.	0.050%	11/1/35	600,000	600,000	(h)(i)

North Carolina - 0.2%
Raleigh, NC, COP, Downtown Improvement Project, SPA-Wells Fargo Bank N.A.	0.050%	2/1/34	300,000	300,000	(h)(i)

See Notes to Schedule of Investments.

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oregon - 0.1%
Oregon State, GO, Veterans Welfare, SPA-U.S. Bank N.A.	0.070%	6/1/41	$100,000	$100,000	(h)(i)

TOTAL SHORT-TERM INVESTMENTS (Cost - $1,600,000)				1,600,000

TOTAL INVESTMENTS - 98.9% (Cost - $160,364,192#)				170,599,685
Other Assets in Excess of Liabilities - 1.1%				1,917,950

TOTAL NET ASSETS - 100.0%				$172,517,635

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(e)	The coupon payment on these securities is currently in default as of July 31, 2014.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Maturity date shown represents the mandatory tender date.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation - Insured Bonds
CAB	— Capital Appreciation Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PFC	— Public Facilities Corporation
SPA	— Standby Bond Purchase Agreement - Insured Bonds

See Notes to Schedule of Investments.

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

Summary of Investments by Industry †

Industrial Revenue	30.7%
Health Care	15.8
Transportation	14.3
Water & Sewer	9.8
Education	9.6
Special Tax Obligation	5.7
Leasing	5.2
Power	3.5
Pre-Refunded/Escrowed to Maturity	1.9
Solid Waste/Resource Recovery	0.9
Local General Obligation	0.5
Housing	0.5
Student Municipals	0.4
Other	0.3
Short - Term Investments	0.9

100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of July 31, 2014 and are subject to change.

Ratings Table*

Standard & Poor’s/Moody’s/Fitch**
AA/Aa	2.2%
A	21.3
BBB/Baa	45.8
BB/Ba	11.8
B/B	3.4
CCC/Caa	1.2
A-1/VMIG 1	0.9
NR	13.4

100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the lowest rating category received from a NRSRO.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Municipal High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks high current income exempt from federal income taxes.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Notes to Schedule of Investments (unaudited) (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$168,999,685	—	$168,999,685
Short-term investments†	—	1,600,000	—	1,600,000

Total investments	—	$170,599,685	—	$170,599,685

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$74,110	—	—	$74,110

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(d) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,971,496
Gross unrealized depreciation	(3,736,003)

Net unrealized appreciation	$10,235,493

Notes to Schedule of Investments (unaudited) (continued)

At July 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Long-Term Bonds	53	9/14	$7,208,422	$7,282,532	$(74,110)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2014.

Futures Contracts
Primary Underlying Risk	Unrealized Depreciation
Interest Rate Risk	$(74,110)

During the period ended July 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy) †	$13,222
Futures contracts (to sell)	6,080,216

†	At July 31, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Municipal High Income Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	September 25, 2014